Exhibit 10.1

Certain portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. Information that has been omitted has been noted in this document with a placeholder identified by the term “{redacted}”.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	4
2. AMENDMENT/MODIFICATION NO. P00004	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable) ASPR-19-03461
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 Attn: Daniel Luckshire SIGA TECHNOLOGIES, INC. 31 East 62nd street NEW YORK, NY 100658446		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C
10B. DATED (SEE ITEM 13) 09/10/2018
CODE 1385150		FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers     ☐ is extended.     ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing
Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR
OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103 (a) By Mutual Agreement between the parties
D.OTHER (Specify type of modification and authority)
E.IMPORTANT: Contractor☐is not☒is required to sign this document and return _____1___ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 13-3864870

DUNS Number: 932651516

The purpose of this modification P00004 is to revise Article B.2 to:

(a)   Remove Phase 3 multiple dose study, and add TPOXX-phosphate binders study conduct and PFR formulation development to CLIN 0001

(b) Extend the Base Period of Performance (CLIN 0001) from 09/09/2023 through 12/31/2025

(c) Revise the verbiage for the TPOXX-phosphate binders study and PFR formulation development in CLIN 0007 to ensure there are no overlaps in activities between CLIN 0001 and CLIN 0007

See the attached Statement of Work for further details

Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, CSO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) George J. Keane
15B. CONTRACTOR/OFFEROR /s/ Dennis E. Hruby (Signature of person authorized to sign)	15C. DATE SIGNED 27 Jan 2020	16B.UNITED STATES OF AMERICA /s/ George J. Keane (Signature of Contracting Officer)	16C. DATE SIGNED 2/4/20

Previous edition unusable	STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00004				Page of
					2	4
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

All other terms and conditions remain unchanged as a result of this modification

Period of Performance: 09/10/2018 to 09/09/2028

-

PSC: AN13 NAICS: 541714 HHS/BARDA COR is David Simon, David.Simon@hhs.gov, (202) 260-1101

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

Statement of Work

SIGA will furnish all the necessary services, qualified personnel, materials, supplies, equipment, facilities, transportation and travel not otherwise provided by the USG as required to fulfill the programmatic objectives. SIGA has completed the New Drug Application and has manufactured and delivered a total of 2 million courses of nonparenteral (oral) smallpox antiviral formulation to the USG, and has advanced the early stage development activities for parenteral (IV) formulation. The overall goal of this proposal is to complete the late-stage development of the parenteral formulation and to supply the USG with both parenteral and nonparenteral formulations.

The scope of this proposal includes the following activities:

1.	CLIN0001 (Base): {redacted}
2.	CLIN0002 (Base): Immediate delivery of approximately 23,000 treatment courses of oral formulation
3.	CLIN0003 (Base): {redacted}

{Added to Contract: Procurement of BDS for manufacturing of IV TPOXX}

4.	CLIN0004 (Base): Manufacture/fill/package/stability IV TPOXX
5.	CLIN0005 (Base): Storage of packaged IV TPOXX in VMI for up to 5 years
6.	CLIN0006 (Base): Delivery of up to 20,000 treatment courses of IV TPOXX to SNS
7.	CLIN0007 (Option): {redacted}
8.	CLIN0008 (Option): Post-marketing field study, maintenance and support of NDA and electronic IND and NDA submissions for IV formulation, and relabeling (if needed)
9.	CLIN0009 (Option): Delivery of up to 363,070 treatment courses of oral TPOXX to SNS
10.	CLIN0010 (Option): Delivery of up to 363,070 treatment courses of oral TPOXX to SNS
11.	CLIN0011 (Option): Delivery of up to 363,070 treatment courses of oral TPOXX to SNS
12.	CLIN0012 (Option): Delivery of up to 363,072 treatment courses of oral TPOXX to SNS
13.	CLIN0013 (Option): Procurement of BDS for manufacturing of IV TPOXX
14.	CLIN0014 (Option): Storage of BDS for manufacturing of IV TPOXX
15.	CLIN0015 (Option): Manufacture/fill/package/stability IV TPOXX
16.	CLIN0016 (Option): Storage of packaged IV TPOXX in VMI for up to 5 years
17.	CLIN0017 (Option): Delivery of up to 64,000 treatment courses of IV TPOXX to SNS
18.	CLIN0018 (Option): Procurement of BDS for manufacturing of IV TPOXX
19.	CLIN0019 (Option): Storage of BDS for manufacturing of IV TPOXX
20.	CLIN0020 (Option): Manufacture/fill/package/stability IV TPOXX
21.	CLIN0021 (Option): Storage of packaged IV TPOXX in VMI for up to 5 years
22.	CLIN0022 (Option): Delivery of up to 64,000 treatment courses of IV TPOXX to SNS
23.	CLIN0023 (Option): Procurement of BDS for manufacturing of IV TPOXX
24.	CLIN0024 (Option): Storage of BDS for manufacturing of IV TPOXX
25.	CLIN0025 (Option): Manufacture/fill/package/stability IV TPOXX
26.	CLIN0026 (Option): Storage of packaged IV TPOXX in VMI for up to 5 years
27.	CLIN0027 (Option): Delivery of up to 64,000 treatment courses of IV TPOXX toSNS
28.	CLIN0028 (Option): Delivery of up to 50,000 treatment courses of IV TPOXX to SNS

A detailed plan indicating how each aspect of the Statement of Objectives shall be accomplished, information pertaining to project organization, staffing, and management, including the management and coordination of consultant and sub-contractor effort, and Deliverables Table are located in the technical section of the proposal. Where applicable, the technical proposal denotes activities already accomplished against a given objective. The project plan, Work Breakdown Structure, and critical milestones are located in the Integrated Master Project Plan.

END OF MODIFICATION 0004 TO HHSO100201800019C